UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                             FORM 8-K
                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report: March 9, 1998

                  Entertainment Properties Trust
      (Exact name of registrant as specified in its charter)

     Maryland              1-13561                43-179877
(State or other          (Commission         (IRS Employer
jurisdiction of           File Number)    Identification No.)
incorporation)

1200 Main, Suite 3250         Kansas City, Missouri    64105
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (816) 472-1700

                               N/A
  (Former name or former address, if changed since last report.)

Item 2  Acquisition or Disposition of Assets

     As part of the Formation Transactions described in the Company's Registration Statement on Form S-11, Registration No. 33-35281 (the "Registration Statement"), the Company has acquired the megaplex theatre property known as South Barrington 30 in Chicago, Illinois ("South Barrington 30") from an affiliate of American Multi-Cinema, Inc. ("AMC"), a wholly-owned subsidiary of AMC Entertainment, Inc. ("AMCE"). South Barrington 30 is the last of the Initial Properties described in the Registration Statement. South Barrington 30 was purchased for cash with proceeds from the Company's $200 million Bank Credit Facility and remaining proceeds of the Company's initial public offering.

     South Barrington 30 was acquired on March 9, 1998. The theatre has 30 screens and 6,210 seats and occupies 130,891 gross square feet. The purchase price for South Barrington 30 was $34.5 million. South Barrington 30 has been leased to AMC at an initial annual rental rate of $3,622,000. Title to the theatre is held in the name of a wholly-owned subsidiary of the Company.

     The Lease for South Barrington 30 is a triple-net lease with an initial term of 15 years which may be extended upon the same terms and conditions for four additional five-year terms at the option of AMC. The Lease is referred to as a triple net lease in that it requires AMC to pay substantially all expenses associated with the operation of the property, such as taxes and other governmental charges, insurance, utilities, service, maintenance and any ground lease payments, if applicable. The Lease requires that, for a specified period, AMC shall operate the property only as a movie theatre and activities incidental thereto. AMC's performance of its obligations under the Lease has been guaranteed by AMCE.

     Peter C. Brown, Chairman of the Board of the Company, is the President, Chief Financial Officer and a director of AMCE. Mr. Brown is also Executive Vice President, Chief Financial Officer and a director of AMC. Robert C. Harris, President, Chief Development Officer and a trustee of the Company, is the former Senior Vice President of AMC in charge of its international affairs.

     The purchase price for the property was determined by the management of both AMCE and the Company as the cost of developing and constructing the property.

     The Lease payment obligations with respect to the property were determined by the management of AMCE and the Company and were not negotiated on an arms-length basis. The Lease payments are based on an initial capitalization rate of 10.5%, which the Company believes reflects the fair market value of the property to the Company based on rates for comparable triple net lease transactions.

     The property will be operated by AMC as a megaplex movie theatre under the terms of the Lease.

     The description of the Initial Properties (including South Barrington 30) and underlying Lease terms contained in the Prospectus which is a part of the Registration Statement under the captions "Business of the Company and its Properties," "Leases" and "The Formation Transactions" is incorporated by reference in this Report.

    CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

     WITH THE EXCEPTION OF HISTORICAL INFORMATION, THIS REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND IDENTIFIED BY SUCH WORDS AS "WILL BE," "INTENDED," "CONTINUE," "BELIEVE," "MAY," "EXPECT," "HOPE," "ANTICIPATE," "GOAL," "FORECAST" OR OTHER COMPARABLE TERMS. THE COMPANY'S ACTUAL FINANCIAL CONDITION, RESULTS OF OPERATIONS OR BUSINESS MAY VARY MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS AND INVOLVE VARIOUS RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THE FOLLOWING:

          .    THE COMPANY'S INITIAL DEPENDENCE ON A SINGLE
               TENANT AND LEASE GUARANTOR FOR ITS LEASE REVENUES
               AND ABILITY TO MAKE DISTRIBUTIONS TO ITS
               SHAREHOLDERS

          .    THE COMPANY'S ABILITY TO DIVERSITY ITS PORTFOLIO

          .    POTENTIAL CONFLICTS OF INTEREST INVOLVING THE
               COMPANY AND ITS INITIAL TENANT AND LEASE GUARANTOR

          .    COMPETITION FROM OTHER ENTITIES PROVIDING CAPITAL
               TO THE ENTERTAINMENT INDUSTRY

          .    DEPENDENCE ON KEY PERSONNEL

          .    OPERATING RISKS IN THE ENTERTAINMENT INDUSTRY THAT
               MAY AFFECT THE OPERATIONS OF THE COMPANY'S TENANTS

          .    TAX RISKS ARISING FROM THE COMPANY'S INTENTION TO
               QUALIFY AS A REIT

          .    INTEREST RATES AND AVAILABILITY OF DEBT FINANCING

          .    GENERAL REAL ESTATE INVESTMENT RISKS

          .    OTHER RISKS AND UNCERTAINTIES

     INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH
FORWARD-LOOKING STATEMENTS, AND ARE ENCOURAGED TO REVIEW THE RISK
FACTORS IDENTIFIED IN THE COMPANY'S PROSPECTUS CONTAINED IN THE
REGISTRATION STATEMENT ON FORM S-11.

Item 7  Financial Statements and Exhibits

     (a) Financial statements of business acquired. The Company will not operate South Barrington 30, but is instead leasing the property to AMC in accordance with a triple net Lease guaranteed by AMCE. The property is being used entirely by AMC in its business pursuant to a triple net Lease from the Company and is not being used in any significant way for rental to third parties. Accordingly, consolidated financial statements of AMCE, as guarantor of the Lease, have been provided in lieu of an operating statement for the property.

          For information with respect to the financial condition and results of operations of AMCE and subsidiaries
          (including AMC), reference is made to the unaudited
          Condensed Pro Forma Financial Statements and notes thereto of AMC Entertainment, Inc. and subsidiaries for the twenty-six week period ended October 2, 1997 and the year (53 weeks) ended April 3, 1997; the unaudited
          Financial Statements and notes thereto of AMC
          Entertainment, Inc. and subsidiaries as of October 2, 1997 and April 3, 1997 and for the twenty-six weeks ended October 2, 1997 and September 26, 1996; and the
          Consolidated Financial Statements of AMC Entertainment,
          Inc. and subsidiaries and report thereon of independent accountants for the year (53 weeks) ended April 3, 1997 and years (52 weeks) ended March 28, 1996 and March 30,
          1995 contained in the Registration Statement and incorporated by reference into this Report.

     (b) Pro forma financial information - For forecast financial information reflecting the acquisition of the Initial Properties (including South Barrington 30) reference is made to "The Company's Selected Financial Information" contained in the Registration Statement and incorporated by reference in this Report. In accordance with instruction b.3 to Form 8-K, the forecast financial information contained in the Registration Statement is deemed to be substantially the same as that which would be provided in reflecting the acquisition of the Initial Properties (including South Barrington 30).

     (c)  Exhibits


          EXHIBIT NO.              DESCRIPTION

           10.1 Form of Agreement of Sale and Purchase between the Company and American Multi-Cinema, Inc.
                              (incorporated by reference to
                              Exhibit 10.1 to the Registration
                              Statement)

           10.5 Form of Lease entered into between the Company and American Multi-Cinema, Inc. (incorporated by reference to Exhibit 10.5 to the Registration Statement)

           10.6 Form of Guaranty of Lease between the Company and AMC Entertainment, Inc. (incorporated by reference to
                              Exhibit 10.6 to the Registration
                              Statement)

           EXHIBIT NO.             DESCRIPTION

           99                 Sections of the Prospectus
                              contained in the Registration
                              Statement and entitled "The
                              Company's Selected Financial
                              Information," "Business of the
                              Company and its Properties,"
                              Leases" and "The Formation
                              Transactions," and the financial
                              statements of AMCE and subsidiaries
                              identified in Item 7(a)
                              (incorporated by reference to
                              Exhibit 99 to the Company's Current
                              Report on Form 8-K dated January
                              30, 1998).

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENTERTAINMENT PROPERTIES TRUST


Date:  March 23, 1998              By /s/ Scott Christian
                                   Scott Christian, Treasurer